UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2021

CenturyLink, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of registrants’ principal executive offices)		(Zip Code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd. Broomfield, Colorado		80021
(Address of registrant’s principal executive offices)		(Zip Code)
Registrants’ telephone number, including area code: (318)
388-9000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
CenturyLink, Inc.	Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
CenturyLink, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On January 11, 2021, Lumen Technologies* (“Lumen,” “us,” “we” or “our”) issued a press release announcing that its indirect wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), planned to offer $900 million aggregate principal amount of senior unsecured sustainability-linked notes in a proposed private offering that would not be registered under the Securities Act of 1933, as amended (the “Securities Act”), the net proceeds of which were intended to be used, together with cash on hand, to redeem all $900 million aggregate principal amount of Level 3 Financing’s 5.375% Senior Notes due 2024. That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

On January 11, 2021, Lumen issued a subsequent press release announcing Level 3 Financing’s agreement to sell $900 million aggregate principal amount of its 3.750% Sustainability-Linked Senior Notes due 2029 pursuant to its inaugural sustainability-linked notes offering in a private offering that will not be registered under the Securities Act. That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full.

This Current Report on Form
8-K
does not constitute a notice of redemption with respect to any of Level 3 Financing’s outstanding senior notes.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibits 99.1 and 99.2. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

*
The Lumen Brand was launched on September
 14, 2020. As a result, CenturyLink, Inc. is referred to as Lumen Technologies, or simply Lumen. The legal name CenturyLink, Inc. is expected to be formally changed to Lumen Technologies, Inc. on January
 22, 2021. Effective as of January
 22, 2021, the CUSIP number for the company’s common stock is scheduled to change to 550241 103.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release dated January 11, 2021, relating to the proposed private offering of sustainability-linked senior notes.

99.2	Press Release dated January 11, 2021, relating to the pricing of the sustainability-linked senior notes.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President and Controller

LEVEL 3 PARENT, LLC

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President – Controller
Dated: January 11, 2021